UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01685
Name of Registrant:	Vanguard Morgan Growth Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2014 – September 30, 2015
Item 1: Reports to Shareholders

Annual Report | September 30, 2015

Vanguard Morgan™ Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	4.76%
Admiral™ Shares	4.88
Russell 3000 Growth Index	3.21
Multi-Cap Growth Funds Average	1.40

Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$27.07	$25.29	$0.191	$2.825
Admiral Shares	83.97	78.42	0.727	8.750

Chairman’s Letter

Dear Shareholder,

After a strong showing in the first half of the fiscal year, Vanguard Morgan Growth Fund gave back some ground in the second half as the broad market dipped into a summer swoon. Still, the fund finished ahead of both its comparative standards.

For the 12 months ended September 30, 2015, Investor Shares returned 4.76% and the lower-cost Admiral Shares returned 4.88%. These returns compare with the 1.40% average return of peer funds and the 3.21% return of the fund’s benchmark index, the Russell 3000 Growth Index.

Despite market turbulence in August and September, the growth stocks that your fund specializes in generally found favor with investors during the period, and they outpaced their value counterparts by a sizable margin.

If you hold shares in a taxable account, you may wish to review the information about after-tax returns, based on the highest federal income tax bracket, that appears later in the report. Please note that as of September 30, 2015, the Morgan Growth Fund realized fractional short-term capital gains equal to less than 1% of fund assets and long-term capital gains equal to about 7%. Gains will be distributed in December.

China’s economic woes weighed on U.S. stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term U.S. interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated that the Fed was concerned about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies hindered results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market volatility. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

In a tale of two halves, your fund held up well

As I mentioned earlier in this letter, the Morgan Growth Fund opened the fiscal year with an impressive first-half advance that was fueled by robust returns for health care stocks. That advance faltered in the late summer as market gyrations returned following an extended period of relative calm.

Biotechnology and pharmaceutical shares were especially affected by the second-half retreat. After surging amid merger-and-acquisition activity and optimism about new therapies, these

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.40%	0.26%	1.28%

The fund expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratios were 0.40% for Investor Shares and 0.27% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2014.

Peer group: Multi-Cap Growth Funds.

stocks struggled toward the end of the period, roiled by controversy over drug prices and concerns about lofty valuations.

Although the Morgan Growth Fund has substantial holdings in health care, the sector is by no means the only one in which the fund invests. The fund recorded double-digit returns for consumer discretionary stocks, which were buoyed by hopes that lower gas prices would prompt consumers to open their wallets for other purchases. Success in this broad category, which includes everything from home builders to internet retailers, helped blunt the effect of the second-half falloff in health care.

The fund recorded its worst returns among energy stocks, which plummeted after a sharp drop in the price of oil; however, its small allocation to this sector helped limit the damage. (The Fund Profile page later in this report shows the fund’s exact weighting in energy and other sectors as of September 30.)

The Morgan Growth Fund owns more than 300 stocks across several industries, with information technology, consumer discretionary, and health care representing the largest allocations. It also benefits from a variety of perspectives: Each of the fund’s five advisors employs a distinct investment strategy. This approach provides diversification, which can mute some of the volatility associated with the stocks of fast-growing companies.

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Morgan Growth Fund Investor Shares	7.41%
Russell 3000 Growth Index	8.05
Multi-Cap Growth Funds Average	6.40
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received.
Their actual returns, however, depend on whether they subsequently bought or sold any shares.
There’s often a gap between this dollar-weighted return for investors and the fund’s time-
weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

For more information about the advisors’ strategies and the fund’s positioning, please see the Advisors’ Report that follows this letter.

Morgan Growth Fund showed resilience in the last ten years

For the ten years ended September 30, 2015, your fund recorded an average annual return of 7.41% for Investor Shares—a full percentage point ahead of peer funds but more than half a percentage point behind the benchmark index.

The decade was marked by the 2008–2009 financial crisis, which thrust global markets into turmoil. Morgan Growth recovered nicely from those bleak years, notching a positive return for six consecutive fiscal years. Its multi-manager advisory team deserves credit for delivering these solid long-term results. In addition to the advisors’ skill, low investment costs helped the fund’s bottom line.

A dose of discipline is crucial when markets become volatile

While the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2015

Advisors’ Report

For the fiscal year ended September 30, 2015, Vanguard Morgan Growth Fund returned 4.76% for Investor Shares and 4.88% for the lower-cost Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. (Please note that the Kalmar Investment Advisers and Frontier Capital Management discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 16, 2015.

Wellington Management Company llp

Portfolio Manager:

Paul E. Marrkand, CFA,
Senior Managing Director

Our portion of the fund uses traditional methods of stock selection—fundamental research and analysis—to identify companies that we believe have above-average growth prospects. Our research focuses on mid- and large-capitalization companies. We seek to build a portfolio that has diversified sources of return as well as a balance of growth, quality, and valuation attributes.

U.S. and foreign equities pulled back in the past 12 months, as shown by returns of –0.61% for the S&P 500 Index and –4.57% for the MSCI World Index. Fixed income markets held up better; the Barclays U.S. Aggregate Bond Index returned 2.94% for the period.

Successes

Sector allocation, a residual outcome of our bottom-up stock selection process, contributed to the portfolio’s relative return. Results were driven mainly by our underweighting of the materials, energy, and industrial sectors.

Stock selection was strongest within consumer discretionary and industrials. Top individual contributors to relative performance included Altera (information technology), O’Reilly Automotive (consumer discretionary), and Aetna (health care). Not holding benchmark constituent IBM (information technology) also helped.

Shortfalls

Security selection detracted from relative performance, particularly in information technology, health care, and financials. Top detractors included NetApp, Microsoft, and Qualcomm (all information technology companies). Our out-of-benchmark position in energy company Apache also detracted from relative performance. We eliminated our positions in NetApp and Apache during the period.

We remain optimistic about the portfolio’s favorable risk/reward profile. We continue to purchase, at attractive valuations, capital-compounding companies that we believe have long-term competitive advantages that should help them maintain free-cash-flow growth rates beyond that of the market. Through our bottom-up process, the portfolio ended the period most overweighted in information technology and health care and most underweighted in industrials and consumer staples.

Jennison Associates LLC

Portfolio Managers:

Kathleen A. McCarragher,
Managing Director

Blair A. Boyer,
Managing Director

Weak energy prices, a strong U.S. dollar, and slowing economic growth in China were key influences on the global economic landscape during the fiscal year. These challenges, combined with uncertainty about the timing of anticipated monetary tightening in the United States, contributed to continued volatility in global financial markets.

Successes

Strong subscriber growth at Netflix reflected the appeal of the on-demand streaming media network’s original programming. We believe the company’s shift toward exclusive deals and original content, along with its increasing pricing power, international expansion, and scale advantage, has strengthened its long-term competitive positioning.

Amazon benefited as investors increasingly appreciated its strong execution, long-term revenue growth, margin-expansion potential, and cloud infrastructure opportunities. The company has been increasing its business investment to drive unit growth, not only in its core retail business but also through the proliferation of digital commerce via the mobile market.

BioMarin Pharmaceutical advanced on strong sales of its innovative drugs for neurometabolic degenerative disorders. Drugs in development include therapies for other serious diseases that lack effective treatments.

Shortfalls

Twitter’s user growth and revenue generation lacked consistency. Although we believe monetization opportunities remain, the social media company needs to reinvigorate user growth and engagement.

Canadian Pacific Railway was hurt because lower volumes of a variety of commodities, including oil, grain, and coal, were being shipped on its rail lines. We sold the position.

We eliminated our position in Schlumberger, the oil equipment and services provider. The company had come under pressure as falling energy prices caused its customers to curtail future spending.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

For the 12-month period, our stock selection models were effective in identifying the outperformers from the underperformers in most industry groups. Our growth, quality, and valuation models contributed positively to performance; however, our management decisions and sentiment models didn’t fare as well.

Successes

Our stock selections were positive in eight of ten sectors. The largest contributors to relative return came from information technology and consumer discretionary. In information technology, overweights in Electronic Arts and Freescale Semiconductor contributed the most.

In consumer discretionary, O’Reilly Automotive and Expedia performed well.

Shortfalls

Our overall selections in financials and materials detracted as our overweights in Discover Financial Services and American Express, as well as our holdings Westlake Chemical and Alcoa, did not perform as expected.

Frontier Capital Management Co., LLC

Portfolio Managers:

Stephen Knightly, CFA,
President

Christopher J. Scarpa,
Vice President

Equities languished as improved domestic economic fundamentals were muted by tepid corporate earnings. Weak emerging markets, reduced commodity prices, and the strengthening dollar depressed earnings.

Successes

Strong stock selection, helped by sector allocations, drove favorable relative performance. Substantial gains in technology and health care offset losses in producer durables. Technology was the largest source of positive stock selection; holdings in security and entertainment software as well as wireless semiconductors helped the most. In health care, investments centered on affordability—in segments such as health maintenance organizations—did well.

An overweight position in health care and an underweight position in energy helped. Health care offered the potential for compelling secular growth and innovation, while uncertainty in emerging markets warranted caution in energy.

Shortfalls

Producer durables hindered performance as the drop in oil prices reduced energy infrastructure spending. We remain optimistic about the U.S. economy and the outlook for continued low interest rates. However, after a six-year period of very high liquidity, valuations are elevated, merger-and-acquisition activity is heated, and the cost of capital is depressed. Concurrently, investors are seeking “safe-haven” growth areas that depend less on global macroeconomic conditions. The resulting crowding effect has raised multiples in select industries to lofty levels that warrant caution. Nonetheless, opportunities are arising—from both the improved employment landscape and the fall in commodity prices—to add to companies that have strong secular appeal, enduring demand, and attractive valuations.

Kalmar Investment Advisers

Portfolio Managers:

Ford B. Draper, Jr., President
and Chief Investment Officer

Dana F. Walker, CFA, Co-Head
of the Investment Team

For the first ten months of the fiscal year ended September 30, 2015, growth stocks fared relatively well. That was before the first significant correction in four years commenced, prompted mainly by fear of a deepening global slowdown emanating primarily from China and the emerging markets.

Since the bull market began in 2009, the United States has been “the best house on the world block” thanks to its resilient economy. Indicators for our economy continue to appear healthy. If the United States and Europe are not headed for recession—and a recession seems a low probability now—the current correction should prove to be a swoon, not the end of markets that reward investors.

Successes

With the U.S. industrial economy slowing, our biggest individual successes came from among our consumer discretionary and technology holdings. These included O’Reilly Automotive, CarMax, Tractor Supply, and Ulta Salon in consumer discretionary, and Cognizant Technology and Altera in technology. Leaders from other sectors included Watsco, Acuity Brands, and Salix Pharmaceuticals.

Shortfalls

The top detractors included producer durables companies—including Weatherford International, Southwestern Energy, Chicago Bridge & Iron, and United Rentals—that were hurt by the collapse of crude oil and natural gas prices. We believe the supply/demand imbalance in oil is righting itself now, with higher prices ahead.

Another prominent detractor was CBS, which declined on secular concerns that “cord cutting” would reduce audiences for broadcast TV. We believe, however, that the company’s earnings prospects from the monetization of its content are robust and that its stock is very cheap for an irreplaceable business.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	47	5,072	Uses traditional methods of stock selection—
Company LLP			fundamental research and analysis—to identify
			companies that it believes have above-average growth
			prospects. Research focuses on mid- and large-cap
			companies, evaluating and ranking each stock on a
			consistent set of growth, quality, and valuation criteria.
			We seek to build a portfolio with diversified sources of
			return with a balance of growth, quality, and valuation
			attributes.
Jennison Associates LLC	20	2,135	Uses a research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Vanguard Quantitative Equity Group	13	1,406	Employs a quantitative fundamental management
			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Frontier Capital Management Co.,	10	1,056	Uses a research-driven, fundamental investment
LLC			approach that seeks companies with above-average
			growth prospects, reasonable valuations, and
			competitive advantages.
Kalmar Investment Advisers	9	972	Employs a “growth-with-value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Cash Investments	1	243	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

Morgan Growth Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.40%	0.26%
30-Day SEC Yield	0.66%	0.79%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	332	1,797	4,000
Median Market Cap	$45.5B	$54.7B	$46.5B
Price/Earnings Ratio	26.1x	23.8x	20.2x
Price/Book Ratio	4.5x	5.1x	2.5x
Return on Equity	21.0%	22.6%	17.2%
Earnings Growth
Rate	15.5%	14.8%	10.1%
Dividend Yield	1.1%	1.6%	2.1%
Foreign Holdings	3.1%	0.0%	0.0%
Turnover Rate	41%	—	—
Short-Term
Reserves	2.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	23.3%	21.3%	13.7%
Consumer Staples	5.6	10.6	8.7
Energy	1.4	0.7	6.3
Financials	5.9	5.6	18.3
Health Care	19.5	17.5	14.4
Industrials	9.2	11.2	10.6
Information
Technology	32.2	27.5	19.6
Materials	1.6	3.5	3.1
Telecommunication
Services	1.2	2.0	2.1
Utilities	0.1	0.1	3.2

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.97	0.89
Beta	1.02	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.7%
Google Inc.	Internet Software &
	Services	3.5
Amazon.com Inc.	Internet Retail	2.6
Facebook Inc.	Internet Software &
	Services	2.2
Visa Inc.	Data Processing &
	Outsourced Services	1.7
Home Depot Inc.	Home Improvement
	Retail	1.5
Oracle Corp.	Systems Software	1.5
Gilead Sciences Inc.	Biotechnology	1.4
Bristol-Myers Squibb Co. Pharmaceuticals		1.4
Microsoft Corp.	Systems Software	1.3
Top Ten		21.8%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratios were 0.40% for Investor Shares and 0.27% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Morgan Growth Fund*Investor Shares	4.76%	13.59%	7.41%	$20,443
••••••••	Russell 3000 Growth Index	3.21	14.38	8.05	21,696

– – – –	Dow Multi-Cap Jones Growth U.S. Total Funds Stock Average Market	1.40	12.02	6.40	18,592
	Float Adjusted Index	-0.55	13.26	7.06	19,778
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Morgan Growth Fund Admiral Shares	4.88%	13.75%	7.58%	$103,778
Russell 3000 Growth Index	3.21	14.38	8.05	108,480
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-0.55	13.26	7.06	98,892

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Morgan Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.2%)[1]
Consumer Discretionary (22.5%)
*	Amazon.com Inc.	554,713	283,952
	Home Depot Inc.	1,433,084	165,507
*	O’Reilly Automotive Inc.	461,473	115,368
*	Priceline Group Inc.	90,465	111,893
	Comcast Corp. Class A	1,936,995	110,176
	Lowe’s Cos. Inc.	1,489,651	102,667
	NIKE Inc. Class B	818,667	100,671
	TJX Cos. Inc.	1,397,142	99,784
	Ross Stores Inc.	1,739,393	84,308
*	Netflix Inc.	752,969	77,752
	Walt Disney Co.	739,287	75,555
	Starbucks Corp.	1,313,988	74,687
*	Chipotle Mexican Grill Inc.
	Class A	101,816	73,333
	Advance Auto Parts Inc.	384,235	72,824
	Expedia Inc.	542,637	63,858
*	Under Armour Inc.
	Class A	558,974	54,098
	Marriott International Inc.
	Class A	682,245	46,529
	Industria de Diseno
	Textil SA ADR	2,779,704	46,421
	Wyndham Worldwide
	Corp.	592,476	42,599
*,^	Tesla Motors Inc.	160,646	39,904
	PulteGroup Inc.	1,973,812	37,246
	Dunkin’ Brands Group Inc.	687,179	33,672
*	LKQ Corp.	1,115,698	31,641
	Hilton Worldwide
	Holdings Inc.	1,235,879	28,351
	Dollar General Corp.	338,352	24,510
	Carter’s Inc.	230,083	20,855
*	Ulta Salon Cosmetics &
	Fragrance Inc.	116,915	19,098
*	Michaels Cos. Inc.	766,245	17,700
	Scripps Networks
	Interactive Inc. Class A	337,389	16,596

	Tractor Supply Co.	191,440	16,142
	Wolverine World Wide Inc.	717,635	15,530
*	Urban Outfitters Inc.	519,085	15,251
*	Dollar Tree Inc.	227,835	15,187
	Brunswick Corp./DE	312,727	14,976
*	Jarden Corp.	302,747	14,798
	Harman International
	Industries Inc.	149,743	14,374
*,^	Shake Shack Inc. Class A	274,188	12,997
*	Bright Horizons Family
	Solutions Inc.	194,226	12,477
*	CarMax Inc.	209,360	12,419
	GNC Holdings Inc.
	Class A	295,177	11,931
	Hanesbrands Inc.	412,260	11,931
	DSW Inc. Class A	457,855	11,588
	Service Corp. International	424,275	11,498
	BorgWarner Inc.	270,060	11,232
	CBS Corp. Class B	273,600	10,917
	Comcast Corp. Special
	Class A	186,500	10,675
	Delphi Automotive plc	138,900	10,562
	Starwood Hotels &
	Resorts Worldwide Inc.	158,090	10,510
*	JD.com Inc. ADR	402,297	10,484
*	Discovery
	Communications Inc.	415,495	10,092
	L Brands Inc.	106,833	9,629
	Harley-Davidson Inc.	168,715	9,262
*	DISH Network Corp.
	Class A	155,500	9,072
	Foot Locker Inc.	119,100	8,572
*	Sirius XM Holdings Inc.	2,276,900	8,516
*	NVR Inc.	5,540	8,450
*	Discovery
	Communications Inc.
	Class A	310,053	8,071
*	Norwegian Cruise Line
	Holdings Ltd.	133,100	7,627
*	IMAX Corp.	223,213	7,542

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	lululemon athletica Inc.	136,002	6,888
	Goodyear Tire & Rubber
	Co.	219,200	6,429
*	MGM Resorts International	276,484	5,101
	Ralph Lauren Corp. Class A	30,087	3,555
	DR Horton Inc.	110,000	3,230
*	Liberty Interactive Corp.
	QVC Group Class A	112,800	2,959
*	AMC Networks Inc.
	Class A	32,800	2,400
	PVH Corp.	19,800	2,018
	Time Warner Inc.	21,400	1,471
			2,447,918
Consumer Staples (5.2%)
	Costco Wholesale Corp.	940,957	136,034
	CVS Health Corp.	976,474	94,210
	Mondelez International Inc.
	Class A	1,828,938	76,578
*	Monster Beverage Corp.	465,418	62,897
	Estee Lauder Cos. Inc.
	Class A	618,057	49,865
	Colgate-Palmolive Co.	490,715	31,141
	PepsiCo Inc.	158,600	14,956
	Anheuser-Busch InBev
	SA/NV ADR	126,896	13,491
	Brown-Forman Corp.
	Class B	135,343	13,115
	Kroger Co.	347,000	12,516
*	United Natural Foods Inc.	234,979	11,399
	Altria Group Inc.	151,500	8,242
^	Pilgrim’s Pride Corp.	371,400	7,718
	Coty Inc. Class A	270,400	7,317
*	Hain Celestial Group Inc.	132,582	6,841
	Clorox Co.	54,600	6,308
	Mead Johnson Nutrition Co.	71,881	5,060
	Walgreens Boots Alliance
	Inc.	40,800	3,390
	Hormel Foods Corp.	26,800	1,697
			562,775
Energy (1.1%)
	Schlumberger Ltd.	272,600	18,801
	Core Laboratories NV	174,775	17,443
*	Cameron International Corp.	193,020	11,836
*	Carrizo Oil & Gas Inc.	296,714	9,062
	Cabot Oil & Gas Corp.	414,300	9,057
*	Weatherford International
	plc	920,580	7,806
	Plains GP Holdings LP
	Class A	436,400	7,637
*	Gulfport Energy Corp.	256,615	7,616
	Tesoro Corp.	75,200	7,312
	Valero Energy Corp.	118,200	7,104
*	Continental Resources Inc.	177,630	5,146
*	FMC Technologies Inc.	153,400	4,755

*	Southwestern Energy Co.	300,070	3,808
	Superior Energy Services
	Inc.	240,685	3,040
*	InterOil Corp.	82,081	2,767
			123,190
Financials (5.3%)
	Public Storage	246,124	52,087
	Intercontinental Exchange
	Inc.	204,367	48,024
	Goldman Sachs Group Inc.	265,507	46,135
	Moody’s Corp.	465,699	45,732
	Bank of America Corp.	2,869,051	44,700
	Morgan Stanley	1,280,776	40,344
	JPMorgan Chase & Co.	623,616	38,022
	American International
	Group Inc.	626,926	35,622
*	E*TRADE Financial Corp.	893,558	23,527
	American Tower
	Corporation	248,755	21,885
	Aon plc	216,324	19,169
*	Signature Bank	132,098	18,171
	Citigroup Inc.	365,000	18,108
	Raymond James Financial
	Inc.	332,088	16,482
*	Affiliated Managers Group
	Inc.	83,265	14,238
	T. Rowe Price Group Inc.	177,455	12,333
	Simon Property Group Inc.	50,700	9,315
	Allied World Assurance
	Co. Holdings AG	223,634	8,536
	Voya Financial Inc.	191,700	7,432
*	Berkshire Hathaway Inc.
	Class B	56,400	7,355
	AvalonBay Communities
	Inc.	41,900	7,325
	Northern Trust Corp.	104,900	7,150
	Legg Mason Inc.	158,200	6,583
	WisdomTree Investments
	Inc.	403,491	6,508
	American Express Co.	84,150	6,238
	Equinix Inc.	21,600	5,905
	Jones Lang LaSalle Inc.	30,800	4,428
	Ameriprise Financial Inc.	34,000	3,710
*	Realogy Holdings Corp.	90,400	3,402
	Prologis Inc.	48,700	1,894
	Crown Castle International
	Corp.	8,800	694
	Camden Property Trust	4,200	310
*	CBRE Group Inc. Class A	8,300	266
			581,630
Health Care (18.7%)
	Gilead Sciences Inc.	1,526,786	149,915
	Bristol-Myers Squibb Co.	2,482,239	146,949
*	Celgene Corp.	1,068,996	115,633

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
	Amgen Inc.	769,031	106,372
*	Allergan plc	387,914	105,439
*	BioMarin Pharmaceutical
	Inc.	673,107	70,892
	Merck & Co. Inc.	1,413,417	69,809
*	Biogen Inc.	235,307	68,665
	Eli Lilly & Co.	798,110	66,794
*	Vertex Pharmaceuticals
	Inc.	622,667	64,845
	Aetna Inc.	572,423	62,629
	Cardinal Health Inc.	752,544	57,810
*	Alexion Pharmaceuticals
	Inc.	359,287	56,189
	CR Bard Inc.	297,537	55,434
	Becton Dickinson and Co.	381,755	50,644
	Medtronic plc	729,603	48,840
*	Illumina Inc.	267,165	47,026
	Shire plc ADR	185,494	38,069
	Novo Nordisk A/S ADR	648,575	35,179
	Zimmer Biomet Holdings
	Inc.	360,952	33,904
	Johnson & Johnson	336,660	31,427
*	HCA Holdings Inc.	367,493	28,429
	Cooper Cos. Inc.	189,063	28,144
	AstraZeneca plc ADR	849,871	27,043
	UnitedHealth Group Inc.	203,200	23,573
	Anthem Inc.	166,384	23,294
*	Varian Medical Systems
	Inc.	282,132	20,816
	Perrigo Co. plc	129,932	20,434
	Agilent Technologies Inc.	577,310	19,819
	AbbVie Inc.	357,100	19,430
	Zoetis Inc.	458,450	18,879
	Thermo Fisher Scientific
	Inc.	149,190	18,243
*	Cerner Corp.	297,581	17,843
*	MEDNAX Inc.	215,334	16,535
*	Medivation Inc.	387,891	16,485
	ResMed Inc.	318,895	16,251
	Universal Health Services
	Inc. Class B	128,992	16,099
*	PAREXEL International
	Corp.	254,289	15,746
*	Hologic Inc.	389,050	15,224
*	Sirona Dental Systems Inc.	158,320	14,778
*	Incyte Corp.	133,201	14,696
*	Express Scripts Holding Co.	146,855	11,889
	HealthSouth Corp.	289,067	11,091
*	Align Technology Inc.	190,075	10,789
	Humana Inc.	58,826	10,530
*	Jazz Pharmaceuticals plc	72,885	9,680
	AmerisourceBergen Corp.
	Class A	99,400	9,442
*	Molina Healthcare Inc.	131,322	9,041
	Baxalta Inc.	278,200	8,766

*	Quintiles Transnational
	Holdings Inc.	118,200	8,223
*	Mettler-Toledo
	International Inc.	28,200	8,030
*	Centene Corp.	131,900	7,153
*	DexCom Inc.	80,269	6,892
*	Akorn Inc.	239,815	6,836
*	Mallinckrodt plc	100,360	6,417
*	Isis Pharmaceuticals Inc.	155,300	6,277
*	Alkermes plc	104,583	6,136
*	United Therapeutics Corp.	42,300	5,551
	Abbott Laboratories	124,700	5,015
	Cigna Corp.	36,600	4,942
	McKesson Corp.	21,200	3,923
*	Alnylam Pharmaceuticals
	Inc.	42,725	3,433
*	Charles River Laboratories
	International Inc.	42,000	2,668
*	Regeneron
	Pharmaceuticals Inc.	1,400	651
			2,037,600
Industrials (8.8%)
	Boeing Co.	970,141	127,040
	Honeywell International Inc.	732,380	69,349
	United Parcel Service Inc.
	Class B	595,959	58,815
*	TransDigm Group Inc.	242,534	51,517
*	IHS Inc. Class A	408,655	47,404
	Danaher Corp.	529,570	45,125
*	Verisk Analytics Inc.
	Class A	598,449	44,231
	Equifax Inc.	314,720	30,584
	Rockwell Automation Inc.	253,563	25,729
	JB Hunt Transport
	Services Inc.	359,497	25,668
	Cintas Corp.	274,990	23,580
	Wabtec Corp.	246,002	21,660
	American Airlines Group
	Inc.	494,175	19,189
*	Stericycle Inc.	137,605	19,170
	Acuity Brands Inc.	105,875	18,590
	AMETEK Inc.	340,383	17,809
	Lockheed Martin Corp.	77,600	16,087
	Carlisle Cos. Inc.	181,405	15,851
*	HD Supply Holdings Inc.	548,919	15,710
	Pentair plc	296,920	15,155
	3M Co.	104,000	14,744
	Fastenal Co.	362,025	13,254
*	Nielsen Holdings plc	297,591	13,234
	Roper Technologies Inc.	78,976	12,376
	Delta Air Lines Inc.	268,100	12,030
*	Copart Inc.	357,436	11,760
	Southwest Airlines Co.	305,000	11,602
*	Spirit Airlines Inc.	229,048	10,834

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
*	United Continental
	Holdings Inc.	193,300	10,255
	MSC Industrial Direct Co.
	Inc. Class A	163,680	9,989
	Expeditors International of
	Washington Inc.	196,245	9,233
	CEB Inc.	132,181	9,033
*	Armstrong World Industries
	Inc.	188,595	9,004
	KAR Auction Services Inc.	246,643	8,756
*	Hertz Global Holdings Inc.	522,880	8,748
	Alaska Air Group Inc.	108,700	8,636
	Watsco Inc.	68,080	8,066
	Huntington Ingalls
	Industries Inc.	72,600	7,779
	PACCAR Inc.	146,200	7,627
	Flowserve Corp.	162,795	6,697
	Donaldson Co. Inc.	226,330	6,355
*	Quanta Services Inc.	252,975	6,125
*	United Rentals Inc.	101,895	6,119
	Robert Half International
	Inc.	118,200	6,047
*	Kirby Corp.	74,486	4,614
*	Spirit AeroSystems
	Holdings Inc. Class A	93,700	4,529
	Trinity Industries Inc.	195,700	4,436
	Union Pacific Corp.	47,900	4,235
	Textron Inc.	34,500	1,299
	Allison Transmission
	Holdings Inc.	43,000	1,148
			956,827
Information Technology (31.0%)
	Apple Inc.	4,598,235	507,185
*	Google Inc. Class C	483,389	294,104
*	Facebook Inc. Class A	2,630,791	236,508
	Visa Inc. Class A	2,672,263	186,150
	Oracle Corp.	4,438,482	160,318
	Microsoft Corp.	3,241,294	143,460
*	salesforce.com inc	1,633,635	113,423
*	Alliance Data Systems
	Corp.	357,514	92,589
	MasterCard Inc. Class A	954,046	85,979
*	Google Inc. Class A	132,649	84,679
	Cisco Systems Inc.	2,935,035	77,045
*	Check Point Software
	Technologies Ltd.	885,406	70,239
*	Red Hat Inc.	771,778	55,475
*	Vantiv Inc. Class A	1,177,001	52,871
	Activision Blizzard Inc.	1,701,030	52,545
	Paychex Inc.	1,049,783	50,001
*	F5 Networks Inc.	418,533	48,466
	Intuit Inc.	544,063	48,286
*	Fiserv Inc.	538,284	46,621
	Altera Corp.	929,741	46,561
*	LinkedIn Corp. Class A	233,232	44,344

*	Adobe Systems Inc.	531,469	43,697
*	Cognizant Technology
	Solutions Corp. Class A	690,720	43,246
*	Electronic Arts Inc.	635,107	43,029
*	Workday Inc. Class A	573,872	39,517
	Maxim Integrated
	Products Inc.	1,175,366	39,257
	Global Payments Inc.	305,982	35,105
*	PayPal Holdings Inc.	1,071,548	33,261
*	Alibaba Group Holding
	Ltd. ADR	542,796	32,009
	Tencent Holdings Ltd.	1,866,648	31,465
	Linear Technology Corp.	728,562	29,397
	Amphenol Corp. Class A	551,813	28,120
	FactSet Research
	Systems Inc.	175,243	28,006
	Amdocs Ltd.	465,974	26,505
	CDW Corp.	640,989	26,191
*	Splunk Inc.	416,722	23,066
	QUALCOMM Inc.	396,132	21,284
	Jack Henry & Associates
	Inc.	297,898	20,737
*	Twitter Inc.	764,026	20,583
*	eBay Inc.	820,653	20,057
*	Euronet Worldwide Inc.	255,233	18,910
	Accenture plc Class A	171,800	16,881
	Broadcom Corp. Class A	318,082	16,359
*	Gartner Inc.	194,532	16,327
*	FireEye Inc.	481,669	15,327
*	Baidu Inc. ADR	109,798	15,087
	Analog Devices Inc.	252,287	14,232
*	Fortinet Inc.	317,090	13,470
	Avago Technologies Ltd.
	Class A	94,900	11,863
	Fidelity National
	Information Services Inc.	176,055	11,810
*	VeriFone Systems Inc.	415,415	11,519
*	Akamai Technologies Inc.	154,014	10,636
	CDK Global Inc.	217,537	10,394
	Fair Isaac Corp.	122,642	10,363
	Atmel Corp.	1,265,778	10,215
	Lam Research Corp.	148,861	9,725
*	NXP Semiconductors NV	109,913	9,570
*	Zebra Technologies Corp.	123,480	9,452
	Skyworks Solutions Inc.	112,100	9,440
*	Palo Alto Networks Inc.	54,056	9,298
*	Rackspace Hosting Inc.	353,300	8,719
*	Cadence Design Systems
	Inc.	385,707	7,976
	Jabil Circuit Inc.	327,400	7,324
*	Qorvo Inc.	128,314	5,781
	FLIR Systems Inc.	168,455	4,715
*	Autodesk Inc.	97,315	4,296
*	Citrix Systems Inc.	12,300	852
			3,371,922

Morgan Growth Fund

			Market
			Value•
		Shares	($000)
Materials (1.5%)
	Sherwin-Williams Co.	245,806	54,761
	Monsanto Co.	199,651	17,038
	Ashland Inc.	166,160	16,719
	Cytec Industries Inc.	222,087	16,401
*	WR Grace & Co.	161,870	15,062
	PolyOne Corp.	371,070	10,887
	Worthington Industries Inc.	343,295	9,090
	Valspar Corp.	99,100	7,123
	CF Industries Holdings Inc.	139,150	6,248
	International Flavors &
	Fragrances Inc.	41,600	4,296
*	Crown Holdings Inc.	78,700	3,601
	Packaging Corp. of America	35,300	2,124
	NewMarket Corp.	4,600	1,642
			164,992
Other (1.0%)
2	Vanguard Growth ETF	1,044,900	104,793

Telecommunication Services (1.1%)
	Verizon Communications
	Inc.	1,515,238	65,928
*	SBA Communications
	Corp. Class A	442,938	46,393
	Cogent Communications
	Holdings Inc.	279,224	7,584
			119,905
Total Common Stocks
(Cost $7,879,717)			10,471,552
Temporary Cash Investments (3.8%)[1]
Money Market Fund (2.6%)
3,[4]	Vanguard Market
	Liquidity Fund,
	0.189%	280,129,840	280,130

		Face
		Amount
		($000)
Repurchase Agreement (1.1%)
	Bank of America Securities,
	LLC 0.120%, 10/1/15
	(Dated 9/30/15,
	Repurchase Value
	$127,000,000,
	collateralized by
	Government National
	Mortgage Assn. 3.500%,
	8/20/45, with a value of
	$129,540,000)	127,000	127,000

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
[5,6] Federal Home Loan Bank
Discount Notes, 0.095%,
10/21/15	500	500
[5,6] Federal Home Loan Bank
Discount Notes, 0.100%,
10/23/15	3,400	3,400
[5,6] Federal Home Loan Bank
Discount Notes, 0.114%,
10/28/15	3,400	3,400
[5,6] Federal Home Loan Bank
Discount Notes, 0.150%,
11/13/15	200	200
[5,6] Federal Home Loan Bank
Discount Notes, 0.192%,
11/27/15	100	100
[5,6] Federal Home Loan Bank
Discount Notes, 0.208%,
12/9/15	1,000	999
		8,599
Total Temporary Cash Investments
(Cost $415,729)		415,729
Total Investments (100.0%)
(Cost $8,295,446)		10,887,281

		Amount
		($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in VGI		1,019
Receivables for Accrued Income		7,738
Receivables for Investment Securities Sold 88,236
Receivables for Capital Shares Issued		26,696
Other Assets		100
Total Other Assets		123,789
Liabilities
Payables for Investment Securities
Purchased		(36,140)
Collateral for Securities on Loan		(28,919)
Payables for Capital Shares Redeemed		(38,299)
Payables to Investment Advisor		(4,432)
Payables to Vanguard		(19,280)
Other Liabilities		(395)
Total Liabilities		(127,465)
Net Assets (100%)		10,883,605

Morgan Growth Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	7,454,501
Undistributed Net Investment Income	43,316
Accumulated Net Realized Gains	796,361
Unrealized Appreciation (Depreciation)
Investment Securities	2,591,835
Futures Contracts	(2,408)
Net Assets	10,883,605

Investor Shares—Net Assets
Applicable to 161,217,213 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,077,437
Net Asset Value Per Share—
Investor Shares	$25.29

Admiral Shares—Net Assets
Applicable to 86,791,357 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,806,168
Net Asset Value Per Share—
Admiral Shares	$78.42

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $28,537,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.4% and 2.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $28,919,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $7,999,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1,2]	136,139
Interest[2]	300
Securities Lending	414
Total Income	136,853
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,007
Performance Adjustment	(1,291)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,846
Management and Administrative—Admiral Shares	7,276
Marketing and Distribution—Investor Shares	667
Marketing and Distribution—Admiral Shares	829
Custodian Fees	233
Auditing Fees	37
Shareholders’ Reports—Investor Shares	32
Shareholders’ Reports—Admiral Shares	40
Trustees’ Fees and Expenses	20
Total Expenses	36,696
Expenses Paid Indirectly	(232)
Net Expenses	36,464
Net Investment Income	100,389
Realized Net Gain (Loss)
Investment Securities Sold[2]	966,517
Futures Contracts	(12,635)
Foreign Currencies	(22)
Realized Net Gain (Loss)	953,860
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(524,857)
Futures Contracts	(2,246)
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	(527,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	527,147

1 Dividends are net of foreign withholding taxes of $525,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,443,000, $271,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	100,389	85,467
Realized Net Gain (Loss)	953,860	1,188,527
Change in Unrealized Appreciation (Depreciation)	(527,102)	377,642
Net Increase (Decrease) in Net Assets Resulting from Operations	527,147	1,651,636
Distributions
Net Investment Income
Investor Shares	(31,623)	(32,172)
Admiral Shares	(53,891)	(46,958)
Realized Capital Gain[1]
Investor Shares	(467,717)	(185,177)
Admiral Shares	(648,615)	(216,896)
Total Distributions	(1,201,846)	(481,203)
Capital Share Transactions
Investor Shares	(250,796)	(892,889)
Admiral Shares	978,782	611,582
Net Increase (Decrease) from Capital Share Transactions	727,986	(281,307)
Total Increase (Decrease)	53,287	889,126
Net Assets
Beginning of Period	10,830,318	9,941,192
End of Period[2]	10,883,605	10,830,318

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $135,145,000 and $11,778,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $43,316,000 and $37,745,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.07	$24.26	$20.31	$16.06	$16.04
Investment Operations
Net Investment Income	. 219.187		.230	.141	.087
Net Realized and Unrealized Gain (Loss)
on Investments	1.017	3.785	3.925	4.209	.029
Total from Investment Operations	1.236	3.972	4.155	4.350	.116
Distributions
Dividends from Net Investment Income	(.191)	(.172)	(. 205)	(.100)	(. 096)
Distributions from Realized Capital Gains	(2.825)	(.990)	—	—	—
Total Distributions	(3.016)	(1.162)	(.205)	(.100)	(.096)
Net Asset Value, End of Period	$25.29	$27.07	$24.26	$20.31	$16.06

Total Return[1]	4.76%	16.85%	20.69%	27.18%	0.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,077	$4,580	$4,922	$5,283	$5,009
Ratio of Total Expenses to Average Net Assets[2]	0.40%	0.40%	0.39%	0.40%	0.42%
Ratio of Net Investment Income to
Average Net Assets	0.80%	0.72%	1.06%	0.74%	0.47%
Portfolio Turnover Rate	41%	52%	53%	49%	55%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.04%), (0.05%), (0.04%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$83.97	$75.26	$63.02	$49.84	$49.75
Investment Operations
Net Investment Income	. 804.719		.831	.535	.342
Net Realized and Unrealized Gain (Loss)
on Investments	3.123	11.722	12.144	13.036	.110
Total from Investment Operations	3.927	12.441	12.975	13.571	.452
Distributions
Dividends from Net Investment Income	(.727)	(.664)	(.735)	(. 391)	(. 362)
Distributions from Realized Capital Gains	(8.750)	(3.067)	—	—	—
Total Distributions	(9.477)	(3.731)	(.735)	(. 391)	(. 362)
Net Asset Value, End of Period	$78.42	$83.97	$75.26	$63.02	$49.84

Total Return[1]	4.88%	17.03%	20.86%	27.35%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,806	$6,250	$5,019	$3,725	$2,554
Ratio of Total Expenses to Average Net Assets[2]	0.27%	0.26%	0.25%	0.26%	0.28%
Ratio of Net Investment Income to
Average Net Assets	0.93%	0.86%	1.20%	0.88%	0.61%
Portfolio Turnover Rate	41%	52%	53%	49%	55%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.04%), (0.05%), (0.04%), and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Morgan Growth Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are

Morgan Growth Fund

charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company llp, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the Russell 3000 Growth Index for the preceding three years. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fees of Frontier Capital Management Co., LLC, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $653,000 for the year ended September 30, 2015.

For the year ended September 30, 2015, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a net decrease of $1,291,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/ insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Morgan Growth Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $1,019,000, representing 0.01% of the fund’s net assets and 0.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2015, these arrangements reduced the fund’s expenses by $232,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	10,440,087	31,465	—
Temporary Cash Investments	280,130	135,599	—
Futures Contracts—Assets[1]	3,186	—	—
Futures Contracts—Liabilities[1]	(393)	—	—
Total	10,723,010	167,064	—
1 Represents variation margin on the last day of the reporting period.

F. At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	276	131,700	(2,443)
E-mini S&P 500 Index	December 2015	25	2,386	35
				(2,408)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Morgan Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2015, the fund realized net foreign currency losses of $22,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $9,282,000 from undistributed net investment income, and $88,670,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $68,569,000 of ordinary income and $788,502,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $8,296,303,000. Net unrealized appreciation of investment securities for tax purposes was $2,590,978,000, consisting of unrealized gains of $2,957,405,000 on securities that had risen in value since their purchase and $366,427,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2015, the fund purchased $4,586,032,000 of investment securities and sold $5,280,684,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	404,548	15,134	320,152	12,401
Issued in Lieu of Cash Distributions	489,705	19,699	213,461	8,667
Redeemed	(1,145,049)	(42,799)	(1,426,502)	(54,768)
Net Increase (Decrease)—Investor Shares	(250,796)	(7,966)	(892,889)	(33,700)
Admiral Shares
Issued	1,287,786	15,507	1,260,885	15,671
Issued in Lieu of Cash Distributions	648,115	8,415	242,786	3,182
Redeemed	(957,119)	(11,566)	(892,089)	(11,116)
Net Increase (Decrease) —Admiral Shares	978,782	12,356	611,582	7,737

J. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,069,196,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $115,245,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Morgan Growth Fund Investor Shares
Periods Ended September 30, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	4.76%	13.59%	7.41%
Returns After Taxes on Distributions	1.86	12.64	6.70
Returns After Taxes on Distributions and Sale of Fund Shares	4.66	10.84	5.95

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$954.70	$1.96
Admiral Shares	1,000.00	955.41	1.32
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.06	$2.03
Admiral Shares	1,000.00	1,023.71	1.37

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Chairman, 1996–2009
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q260 112015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2015: $37,000
Fiscal Year Ended September 30, 2014: $35,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2015: $7,000,200
Fiscal Year Ended September 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2015: $2,899,096
Fiscal Year Ended September 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2015: $353,389
Fiscal Year Ended September 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2015: $202,313
Fiscal Year Ended September 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2015: $555,702
Fiscal Year Ended September 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 18, 2015
VANGUARD MORGAN GROWTH FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.